                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        PRINTWARE, INC.
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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
                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 1997

To the Shareholders of Printware, Inc.:

  The first annual meeting of shareholders will be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402 on Thursday, April 17, 1997, at 3:30 p.m. Central Daylight Time, for the following purpose:

  1. to elect six Directors to hold office until the next annual meeting of shareholders; and

  2. to take action on any other business that may properly come before the meeting.

  Shareholders of record at the close of business on February 19, 1997 are entitled to vote at the meeting and at any adjournment thereof.

  Whether or not you expect to be present at the meeting, please complete, sign and return the enclosed proxy card as soon as possible to ensure the presence of a quorum and save the Company further solicitation expense. For your convenience, a return envelope is enclosed that requires no postage if mailed in the United States. If you attend the meeting in person, your proxy will be returned to you upon request.


                                          Brian D. Shiffman
                                          Secretary

Dated: March 7, 1997




  Whether or not you expect to attend the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Thank you.

______________________________________________________________________________

                               Printware, Inc.
                          1270 Eagan Industrial Road
                          St. Paul, Minnesota  55121
______________________________________________________________________________

                               PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                               April 17, 1997

  The accompanying proxy is solicited by the Board of Directors of Printware, Inc. (the "Company") in connection with the annual meeting (including any adjournments, the "Meeting") of shareholders of the Company to be held April 17, 1997.

  The cost of soliciting proxies, including the cost of preparing and mailing the notice of the Meeting and this proxy statement, will be paid by the Company. Proxies will be solicited primarily by mailing this proxy statement to all shareholders entitled to vote at the Meeting. In addition to the use of the mails, proxies may be solicited personally or by telephone, telegraph, facsimile or other means of communication by Directors, executive officers and employees of the Company who will not be specially compensated for such activities, but who may be reimbursed for any reasonable out-of-pocket expenses incurred by them in connection therewith. The Company may also reimburse brokers, banks and others holding shares in their names that are beneficially owned by others for the cost of forwarding proxy material and obtaining proxies from their principals.

  A shareholder may revoke his or her proxy at any time before it is voted by written notice addressed to the Secretary at the offices of the Company, by filing another proxy bearing a later date with the Secretary or by appearing at the Meeting and voting in person. Unless revoked, all properly executed proxies will be voted. This proxy statement and enclosed form of proxy are first being mailed to shareholders on or about March 7, 1997.

  Only shareholders of record at the close of business on February 19, 1997, may vote at the Meeting. As of that date, there were 4,852,694 shares of common stock, no par value per share ("Common Stock"), of the Company outstanding. Such shares constitute the only class of the Company's outstanding equity securities. Each shareholder of record is entitled to one vote for each share registered in his or her name on each matter presented at the Meeting. Cumulative voting is not permitted.

  Shares of Common Stock represented by proxies in the form solicited will be voted in the manner directed by the holder of such shares. If no direction is made, such shares will be voted FOR the election of the nominees for the Company's Board of Directors named. The persons named as proxies may also vote on any other matter to properly come before the Meeting. If an executed proxy card is returned and the executing shareholder has elected to "abstain" from voting on any matter (or to "withhold authority" as to the election of any Director), the shares represented by such proxy will be considered present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority to vote certain of such shares on one or more matters, those shares will be considered present at the Meeting for purposes of determining a quorum, but will not be considered to be represented at the Meeting for purposes of calculating the vote with respect to such matters.

                         ITEM 1: ELECTION OF DIRECTORS

  The Board of Directors has set the size of the Board at six persons and nominated the persons listed below to be elected Directors to serve until the 1998 annual meeting of the Company's shareholders. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Meeting will be necessary to elect each of the nominees listed below. All of the nominees are presently Directors of the Company whose terms of office will expire at the Meeting.

Allen L. Taylor, Ph.D., age 61, has served as Co-chairman of the Board since February 1993, and prior to that time as Chairman of the Board since May 1985. Dr. Taylor is a co-founder of the Company. He was an employee of Minnesota Mining and Manufacturing Company ("3M") for over 30 years until his retirement in June 1996, and was instrumental in obtaining for the Company in 1985 a license from 3M for the key resonant-galvanometer technology.

Donald V. Mager, age 61, has served as Co-chairman of the Board since February 1993, and prior to that time was President, Chief Executive Officer and Director of the Company since May 1985. Mr. Mager is a co-founder of the Company. Between February 1993 and his retirement in June 1996, Mr. Mager was a part-time employee acting in a consulting capacity. Previously, he was employed by Sperry Corporation and its predecessors for 30 years, most recently as Director of New Product Ventures.

Daniel A. Baker, Ph.D., age 39, has served as the Company's President and a member of its Board of Directors since February 1993, and additionally as Chief Executive Officer since January 1995. Dr. Baker joined the Company in May 1990 as Vice President of Engineering and was later appointed Vice President of Sales, Marketing and Product Development. He has over 20 years of experience in high-tech industry, and personally holds 15 patents. His previous experience includes executive positions at Minntech Corporation and Percom Data Corporation.

Brian D. Shiffman, age 57, has served on the Board of Directors since the Company's incorporation in May 1985. Mr. Shiffman has been Business Development Director at Minnesota Project Innovation, Inc. since 1991. Previously, Mr. Shiffman was Vice President at the Minnesota Cooperation Office, as a loaned executive from Control Data Corporation where he was employed for over 20 years, and was instrumental to the formation of the Company.

Charles M. Osborne, age 43, joined the Company's Board of Directors in January 1989. Mr. Osborne has been Deluxe Corporation's ("Deluxe") Chief Financial Officer since 1984 and Senior Vice President since 1989. He has been employed by Deluxe since 1981. Previously, Mr. Osborne was at Deloitte & Touche LLP (formerly Deloitte, Haskins & Sells), public accountants. He also serves on the board of directors of Graco Corporation and of Computer Petroleum Corporation.

Michael F. Reeves, age 47, was elected to the Board of Directors in October, 1996 to replace Mr. Jerry K. Twogood of Deluxe, who resigned as a Director at that time due to his impending retirement from Deluxe. Mr. Reeves has been Vice President of Human Resources for Deluxe since July, 1994, and has been a vice president and officer of Deluxe since 1987. Mr. Reeves has been employed by Deluxe since 1970.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE FOR THE ELECTION OF EACH NOMINEE NAMED ABOVE. Unless authority to vote is withheld, the persons named proxies will vote FOR the election of each of the above-listed nominees. If any of the nominees are not candidates for election at the meeting, which is not presently anticipated, the persons named proxies will vote for such other person or persons as they may, in their discretion, determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of February 19, 1997, the number of shares of Common Stock owned by each person who is known by the Company to beneficially own more than five percent of the Company's outstanding Common Stock, each Director, each person named in the Summary Compensation Table that appears elsewhere in this proxy statement, and all of the Directors and executive officers of the Company as a group:

                            Number of Shares Owned      Shares Issuable Upon the
                              (including shares         Exercise of Options that
                            underlying the options        are Currently or Will
        Name of             described in the next       Become Exercisable Within     Percent of
    Beneficial Owner               column)                  the Next 60 Days            Class
=======================     ======================      =========================     ==========
Deluxe Corporation<F1>
P.O. Box 64235
St. Paul, MN 55164-0235  . . . .  1,587,690  . . . . . . . . .       0  . . . . . . . . 32.72%

Wellington Management Co.<F2>
75 State Street
Boston, MA  02109  . . . . . . .    300,000  . . . . . . . . .       0  . . . . . . . .  6.18%

Daniel A. Baker    . . . . . . .    115,170  . . . . . . . . .  96,203  . . . . . . . .  2.37%

Thomas W. Petschauer . . . . . .    129,497  . . . . . . . . .  51,800  . . . . . . . .  2.67%

Joseph F. Dayton     . . . . . .     49,153  . . . . . . . . .  45,153  . . . . . . . .  1.01%

Donald V. Mager<F3>  . . . . . .    381,341  . . . . . . . . .       0  . . . . . . . .  7.86%

Allen L. Taylor<F4>  . . . . . .    344,574  . . . . . . . . .   1,000  . . . . . . . .  7.10%

Brian D. Shiffman    . . . . . .      1,500  . . . . . . . . .   1,000  . . . . . . . .    *

Charles M. Osborne<F5> . . . . .  1,587,690  . . . . . . . . .       0  . . . . . . . . 32.72%

Michael F. Reeves<F5>    . . . .  1,587,690  . . . . . . . . .       0  . . . . . . . . 32.72%

All Directors and
executive officers
as a group (8 persons)<F6> . . .  2,608,925  . . . . . . . . . 195,156  . . . . . . . . 53.76%

* Less than one percent
<F1>
Based on a Schedule 13G dated February 7, 1997 filed with the Securities and Exchange Commission
(the "Commission") by Deluxe.  The shares include 5,000 shares issuable to Deluxe upon the exercise of warrants at $3.00 per share within 60 days.
<F2>
Based on a Schedule 13G dated January 24, 1997 filed with the Commission by Wellington
Management Company, LLP.
<F3>
Based on a Schedule 13G dated February 7, 1997 filed with the Commission by Mr. Mager.
<F4>
Based on a Schedule 13G dated February 6, 1997 filed with the Commission by Dr. Taylor.
<F5>
Shares indicated for Messrs. Osborne and Reeves consist entirely of shares owned by Deluxe, as to which Messrs. Osborne and Reeves disclaim beneficial ownership.
<F6>
Voting and investment power with respect to the shares described above as held by a Director or executive officer are held solely by the indicated Director or executive officer and his spouse, except with respect to 5,000 shares held solely in the name of the spouse of Mr. Petschauer, and except for the shares held solely in the name of Deluxe as described above.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors has overall responsi-bility for compensation actions affecting the Company's officers. The Compensation Committee is composed of independent outside Directors, none of whom is or has been an officer of the Company. The Compensation Committee is responsible for:

-- Developing an executive compensation philosophy and administrative policies;

-- Determining the compensation of the Chief Executive Officer (the "CEO") and the other executive officers;

-- Establishing performance measurements, compensation and grants under the Company's bonus and stock option programs; and

-- Reviewing comparative data for executive officer positions


PHILOSOPHY

  The Company seeks to develop a compensation program that:

-- Attracts, retains and motivates a top-quality management team;

-- Links compensation to performance;

-- Aligns the interests of shareholders and management by encouraging stock ownership by management and rewarding financial performance that increases shareholder value; and

-- Maintains a management compensation program that is competitive in terms of compensation level and incentive design.

  The Compensation Committee uses, depending on availability, data from compensation surveys and publicly available data for comparable companies in setting the appropriate mix of compensation elements and overall compensation levels. The Compensation Committee has not used outside consultants to prepare specific studies but would be free to do so in the exercise of its independent judgment.

  The comparability of companies for compensation purposes is judged according to the following criteria:
     1. Comparable size
     2. Similar industries
     3. Recently public
     4. Geographical location

  The Compensation Committee's objective for 1996 was to position the total compensation of the executive officers at a level commensurate with the median total compensation associated with comparable positions at comparable companies. Actual compensation was intended to be in excess of the median only if the Company's performance exceeded predetermined goals.

  There are three components to the Company's executive compensation program:
     1. Base salary
     2. Bonus
     3. Stock options

  1. Base salary: After a review of competitive salary data, base salaries of Printware executive officers were adjusted effective October 1, 1996. Dr. Baker's base salary was set at $135,000 per year.

  2. Bonus: Annual bonus awards are designed to link compensation to perform-ance and reward financial performance that increases shareholder value. The executive officers were awarded 1996 bonuses of 21.1% of current base salary compared to a potential of 52%, based on a preset formula incorporating revenues and pre-tax profits.

  3. Stock options: Stock option grants are an important long-term incentive to attract, retain and motivate the management team; to align the interests of shareholders and management; and to encourage stock ownership by management. Based on a review of stock option positions at comparable companies, the executive officers were granted one-time awards of nonqualified stock options vesting over a three-year period, beginning October 23, 1996. The executive officers were granted annual incentive stock option grants for 1996 as listed, based on a preset formula incorporating revenues and pre-tax profits. All options were granted at or above fair market value. See the following tables "Summary Compensation Table" and "Option Grants in Last Fiscal Year."

  The Compensation Committee reserves the right to make additions to the awarded bonus and option grants based on subjective measures of executive officer performance and achievements. No such additions were made for 1996.

  Bonus awards for 1997 will be based on formulae incorporating revenues and pre-tax profits. Total compensation is intended to exceed the median for comparable positions only if predetermined goals are exceeded. Incentive stock option grants for 1997 will not be based on a pre-set formula, but are intended to be similar to those of comparable positions at comparable companies.

  None of the executive officers and Directors of the Company are parties to any employment agreements with the Company.


CHANGE IN CONTROL AGREEMENTS

  The Company is a party to change in control agreements ("Agreements") with its executive officers. These Agreements provide that in the event of change in control of the Company followed by termination of employment without good cause within one year, the executive officer will receive a lump-sum severance payment. Dr. Baker's Agreement provides for the payment of the equivalent of two years' compensation, with one year's compensation provided in the Agreements with Messrs. Petschauer and Dayton.


Brian D. Shiffman, Chairman
Michael F. Reeves

                                   SUMMARY COMPENSATION TABLE
                                                                    Long-Term
                                                                   Compensation
                                    Annual Compensation        =====================
                             ================================             Securities  All Other
       Name and                                  Other Annual             Underlying   Compen-
  Principal Position   Year   Salary   Bonus<F1> Compensation  Awards<F2> Options<F3> sation<F4>
=====================  ====  ========  ========  ============  =========  ==========  ==========
Daniel A. Baker        1996  $115,221  $28,539        $0        $7,500     167,135      $1,600
President and Chief    1995   109,264   44,814         0         7,500      11,203       1,413
  Executive Officer    1994   100,048   32,000         0          ,500       8,000         385

Thomas W. Petschauer   1996    98,164   23,254         0             0      55,814       1,358
Executive Vice Presi-  1995    94,592   38,703         0             0       9,675       1,226
  dent and CFO         1994    89,024   28,000         0             0       7,000         342

Joseph F. Dayton       1996    85,488   20,083         0             0      35,021       1,193
Senior Vice President  1995    82,608   33,814         0             0       8,453         956
                       1994    78,000   25,000         0             0       6,250         300

<F1>
Consists of bonuses listed according to which year's performance they were awarded.  The bonuses shown for 1996 were paid in February 1997.
<F2>
Represents the value of restricted stock awards to Dr. Baker of 2,500 shares in 1994, 1995 and
1996.
<F3>
Consists of incentive stock options listed according to which year's performance they were awarded, and nonqualified stock options awarded in October 1996.  In February 1997 incentive stock options of 7,135 shares, 5,814 shares and 5,021 shares were issued to Dr. Baker, Mr.
Petschauer and Mr. Dayton, respectively, for 1996 performance.
<F4>
Consists of matching contributions made under the Company's 401(k) Plan.

                               OPTION GRANTS IN LAST FISCAL YEAR
                                        Individual Grants                  Potential Realizable
                         ===============================================     Value at Assumed
                         Number of   % of Total                            Annual Rates of Stock
                         Securities   Options                               Price Appreciation
                         Underlying  Granted to                              for Option Term
                          Options    Employees   Exercise or               =====================
                          Granted    in Fiscal   Base Price   Expiration
         Name                         Year<F1>    Per Share      Date        5%<F2>      10%<F2>
======================   ==========  ==========  ===========  ==========   =========   =========
Daniel A. Baker<F3>        11,203       4.05%      $3.00       1/24/06       $21,137     $53,564
                          160,000      57.83%       6.00       10/23/02      246,086     634,405

Thomas W. Petschauer<F3>    9,675       3.50%       3.00       1/24/06        18,254      46,256
                           50,000      18.07%       6.00       10/23/02       76,902     198,252

Joseph F. Dayton<F3>        8,453       3.56%       3.00       1/24/06        15,481      40,416
                           30,000      10.84%       6.00       10/23/02       46,141     118,951

<F1>
Excludes options for 2,000 shares exercisable at $3.00 per share granted to non-employee
Directors on April 25, 1996.
<F2>
Represents the potential net realizable value of each grant of options assuming that the market price of the underlying Common Stock appreciates in value from its fair market value on the date of grant to the end of the option term at the dedicated annual rates.  The share appreciation at
5 and 10% per year are shown for illustrative purposes only.
<F3>
The options granted on January 24, 1996 were incentive stock options granted at the fair market value as established by the Company's Board of Directors on the date of grant.  These options vested in one year, and have a ten year term.  The options granted on October 23, 1996 were nonqualified stock options with a six year term.  The fair market value on the date of grant was
$5.625.  These options vest for Dr. Baker as follows: 85,000 upon grant, 25,000 additional after one year, 25,000 additional after two years and 25,000 additional after three years.  These options vest for Mr. Petschauer as follows: 20,000 upon grant, 10,000 additional after one year,
10,000 additional after two years and 10,000 additional after three years.  These options vest for Mr. Dayton as follows: 15,000 upon grant, 5,000 additional after one year, 5,000 additional after two years and 5,000 additional after three years.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                               AND FISCAL YEAR-END OPTION VALUES
                                               Securities Underlying       Value of Unexercised
                                               Number of Unexercised           In-The-Money
                                                 Options at Fiscal          Options at Fiscal
                        Shares     Value            Year End                  Year End<F2>
                       Acquired   Realized  =========================  =========================
        Name          on Exercise   <F1>    Exercisable Unexercisable  Exercisable Unexercisable
====================  =========== ========  =========== =============  =========== =============
Daniel A. Baker         18,750    $51,563     85,000       86,203             $0     $16,805

Thomas W. Petschauer         0          0     42,125       39,675         33,188      14,513

Joseph F. Dayton         2,000      6,500     38,700       23,453         35,550      12,680

<F1>
The value per share is realized from the difference between the exercise price of $3.00 per share and the fair market value of the shares acquired on their date of exercise, which was
$5.75 for Dr. Baker and $6.25 for Mr. Dayton.
<F2>
The value of unexercised options at December 31, 1996, the last trading day of 1996, is determined by multiplying the difference between the exercise prices of the options and the closing price of the Common Stock on the Nasdaq Stock Market on December 31, 1996 ($4.50 per
share) by the number of shares underlying the options.  The nonqualified stock options did not contribute to the values shown because they were not In-The-Money.

MEETINGS AND COMPENSATION OF DIRECTORS

  There were six meetings of the Board of Directors in 1996.

  The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee, which is composed of Messrs. Osborne (Chairman), Shiffman and Dr. Taylor, reviews the reports of the independent auditors. The Audit Committee held one meeting in 1996. The Compensation Committee is composed of Messrs. Shiffman (Chairman) and Reeves, and its role is described elsewhere in this proxy statement. The Compensation Committee held three meetings in 1996. The Nominating Committee, which consists of Messrs. Mager (Chairman), Osborne, Reeves, Shiffman and Dr. Taylor, reviews the qualifications for election to the Board of Directors and, in consultation with the Company's management, identifies prospective nominees for consideration by the Board. The Nominating Committee did not meet in 1996.

  The Nominating Committee will consider nominees to the Board of Directors recommended by shareholders. Such recommendations should be submitted by mail, addressed to the Nominating Committee in care of the Secretary of the Company.

  During 1996, each incumbent Director attended at least 75 percent of the meetings of the Board of Directors and committees of the Board on which he served.

  Directors who are employees of the Company do not receive compensation for service on the Board other than their compensation as employees. Directors who are not employees of the Company ("Independent Directors") receive no annual board retainer, with the exception of Mr. Shiffman, who received $3,000 for his services as Secretary in 1996.

  In addition, under the 1996 Stock Plan, each new Independent Director will receive a one-time grant of a nonqualified option to purchase 1,000 shares of Common Stock as of the date of his or her initial election to the Board of Directors, or on April 25, 1996 when this plan was approved by the shareholders. These options have an exercise price equal to the fair market value of the underlying Common Stock on the date of grant, are fully exercisable upon the date of grant and expire on the fifth anniversary of such grant. Mr. Shiffman and Dr. Taylor each received such a grant on April 25, 1996, with an exercise price of $3.00. Messrs. Osborne, Reeves and Twogood have declined such grants. Dr. Baker and Mr. Mager were not eligible for grants on April 25, 1996 since they were employees of the Company on that date.

  Each Independent Director will also receive a grant of a nonqualified option to purchase 1,000 shares of Common Stock under the 1996 Stock Plan at the fair market price on the date of each annual meeting of the shareholders of the Company, provided that such Director continues to serve as an Independent Director immediately following the annual meeting. Messrs. Osborne and Reeves have indicated they will decline such grants if re-elected.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of two Independent Directors, neither of whom is or has been an officer of the Company. The Company has no compensation committee interlocks--that is, no officer of the Company serves as a director or a compensation committee member of a company that has an officer or former officer serving on the Company's Board of Directors or the Compensation Committee.

SELECTION OF INDEPENDENT AUDITORS

  The Audit Committee has selected Deloitte & Touche LLP as independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 1997 and to perform other accounting services. Deloitte & Touche has acted as independent auditors of the Company since 1991. Representatives of Deloitte & Touche are expected to be present at the Meeting, will be given the opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.


                                 OTHER BUSINESS

  The Board of Directors does not intend to present any business at the Meeting other than the matters specifically set forth in this proxy statement and knows of no other business scheduled to come before the Meeting. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.


  Any shareholder proposals intended to be presented at the Company's 1998 annual meeting of shareholders must be received by the Company no later than November 7, 1997 in order to be included in the proxy statement for that meeting.


  The Company's Annual Report to Shareholders for the year ended December 31, 1996 is being mailed to shareholders with this proxy statement. Shareholders may receive, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: Thomas W. Petschauer, Printware, Inc., 1270 Eagan Industrial Road, St. Paul, MN 55121, or by accessing the Company's Internet web site at: http://printwareinc.com.



                                           By order of the Board of Directors:


                                           Brian D. Shiffman
                                           Secretary

March 7, 1997


                              PRINTWARE, INC.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 1997

The undersigned hereby appoints Daniel A. Baker, Ph.D. or Thomas W. Petschauer, or either of them, as proxies with full powers of substitution, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at the Marriott City Center Hotel, 30 South Seventh Street, Minneapolis, Minnesota 55402 on Thursday, April 17, 1997, at 3:30 p.m. Central Daylight Time, and at any and all adjournments thereof, hereby revoking all former proxies.

1.  The election of directors to serve until the 1998 annual meeting:

 / /  FOR all nominees listed below          / /  WITHHOLD AUTHORITY
      (except as indicated below)

  Daniel A. Baker, Ph.D.     Donald V. Mager       Charles M. Osborne

  Michael F. Reeves          Brian D. Shiffman     Allen L. Taylor, Ph.D.

INSTRUCTIONS: To withhold your vote for any individual nominee, strike a line through the nominee's name.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEM 1 IN ACCORDANCE WITH THE SPECIFICATIONS MADE, AND "FOR" SUCH ITEM IF THERE IS NO
SPECIFICATION.

Please date and sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each shareholder should sign.

  Dated:____________________, 199____

  / /  Please check here if you plan to attend the Meeting.

__________________________________
SIGNATURE OF SHAREHOLDER

__________________________________
SIGNATURE OF SHAREHOLDER
(if held jointly)

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.